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                       CHESAPEAKE UTILITIES CORPORATION
                                  EXHIBIT 21
                        SUBSIDIARIES OF THE REGISTRANT

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                         Subsidiaries                                        State Incorporated
                         ------------                                        ------------------
               Eastern Shore Natural Gas Company                                  Delaware
                      Sharp Energy, Inc.                                          Delaware
                  Chesapeake Services Company                                     Delaware
                     United Systems, Inc.                                          Georgia
                 Tri-County Gas Company, Inc.                                     Maryland
                   Eastern Shore Real Estate                                      Maryland


        Subsidiary of Eastern Shore Natural Gas Company                      State Incorporated
        -----------------------------------------------                      ------------------
                   Dover Exploration Company                                      Delaware


              Subsidiaries of Sharp Energy, Inc.                             State Incorporated
              ----------------------------------                             ------------------
                        Sharpgas, Inc.                                            Delaware
                        Sharpoil, Inc.                                            Delaware


          Subsidiaries of Chesapeake Service Company                         State Incorporated
          ------------------------------------------                         ------------------
                        Skipjack, Inc.                                            Delaware
                  Capital Data Systems, Inc.                                   North Carolina
                  Currin and Associates, Inc.                                  North Carolina
                 Chesapeake Investment Company                                    Delaware
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